Exhibit 99.2

	Second-Quarter 2015 Detailed Supplemental Information

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	15,415	13,821	12,080	11,208	52,524	7,716	8,293			16,009
Equity in earnings of affiliates	572	672	764	521	2,529	205	258			463
Gain on dispositions	9	7	4	78	98	52	52			104
Other income	52	201	69	44	366	29	57			86
Total Revenues and Other Income	16,048	14,701	12,917	11,851	55,517	8,002	8,660			16,662

Costs and Expenses
Purchased commodities	7,127	5,495	4,703	4,774	22,099	3,237	3,230			6,467
Production and operating expenses	1,895	2,030	2,041	2,943	8,909	1,802	1,798			3,600
Selling, general and administrative expenses	182	218	203	132	735	159	218			377
Exploration expenses	296	517	459	773	2,045	482	549			1,031
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131	2,329			4,460
Impairments	1	17	108	730	856	16	78			94
Taxes other than income taxes	651	612	493	332	2,088	224	225			449
Accretion on discounted liabilities	117	120	120	127	484	121	122			243
Interest and debt expense	171	155	149	173	648	202	210			412
Foreign currency transaction (gains) losses	18	7	(8)	(83)	(66)	(16)	(8)			(24)
Total Costs and Expenses	12,350	11,241	10,364	12,172	46,127	8,358	8,751			17,109
Income (loss) from continuing operations before income taxes	3,698	3,460	2,553	(321)	9,390	(356)	(91)			(447)
Provision (benefit) for income taxes	1,581	1,395	904	(297)	3,583	(642)	73			(569)
Income (loss) from continuing operations	2,117	2,065	1,649	(24)	5,807	286	(164)			122
Income from discontinued operations	20	33	1,078	-	1,131	-	-			-
Net Income (Loss)	2,137	2,098	2,727	(24)	6,938	286	(164)			122
Less: net income attributable to noncontrolling interests	(14)	(17)	(23)	(15)	(69)	(14)	(15)			(29)
Net Income (Loss) Attributable to ConocoPhillips	2,123	2,081	2,704	(39)	6,869	272	(179)			93

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.70	1.65	1.31	(0.03)	4.63	0.22	(0.15)			0.07
Discontinued operations	0.02	0.03	0.87	-	0.91	-	-			-
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.72	1.68	2.18	(0.03)	5.54	0.22	(0.15)			0.07
Diluted
Continuing operations	1.69	1.64	1.31	(0.03)	4.60	0.22	(0.15)			0.07
Discontinued operations	0.02	0.03	0.86	-	0.91	-	-			-
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.71	1.67	2.17	(0.03)	5.51	0.22	(0.15)			0.07

Average Common Shares Outstanding (in thousands)
Basic*	1,234,968	1,236,057	1,238,234	1,239,975	1,237,325	1,240,791	1,241,026			1,240,909
Diluted*	1,242,667	1,245,155	1,247,436	1,239,975	1,245,863	1,245,531	1,241,026			1,246,130
*3Q 2014 has been restated to align with current period financial statements.

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	930	973	722	497	3,122	225	305			530

Lower 48	516	434	78	(1,142)	(114)	(637)	(460)			(1,097)

Canada	466	241	340	129	1,176	(218)	(38)			(256)

Europe	1,041	781	633	(163)	2,292	187	116			303

Asia Pacific and Middle East	1,093	1,233	1,058	818	4,202	572	521			1,093

Other International	(67)	99	10	(131)	(89)	(160)	(329)			(489)

Corporate and Other	(281)	(301)	(288)	(329)	(1,199)	(325)	(206)			(531)

Consolidated	3,698	3,460	2,553	(321)	9,390	(356)	(91)			(447)

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	35.6%	35.6%	34.4%	31.1%	34.6%	35.2%	36.3%			35.8%

Lower 48	37.3%	38.7%	60.0%	43.8%	80.9%	36.5%	36.3%			36.4%

Canada	23.7%	24.0%	9.7%	27.0%	20.1%	27.6%	-343.5%			-26.5%

Europe	66.7%	66.8%	66.4%	90.8%	64.9%	-240.1%	67.9%			-122.2%

Asia Pacific and Middle East	30.9%	30.1%	27.0%	24.4%	28.4%	28.6%	34.0%			31.2%

Other International	57.2%	-21.7%	296.5%	-24.6%	-0.2%	41.9%	54.8%			50.6%

Corporate and Other	16.4%	16.3%	55.0%	21.5%	27.1%	23.3%	36.1%			28.3%

Consolidated	42.8%	40.3%	35.4%	92.7%	38.2%	179.8%	-81.7%			127.3%
*Alaska including taxes other than income taxes.	51.6%	50.3%	48.6%	44.2%	49.4%	47.0%	49.9%			48.7%
1 of 8

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	598	627	473	343	2,041	145	195			340

Lower 48	324	265	32	(643)	(22)	(405)	(293)			(698)

Canada	356	182	307	95	940	(158)	(166)			(324)

Europe	347	259	213	(15)	804	637	37			674

Asia Pacific and Middle East	742	845	749	603	2,939	395	328			723

Other International	(29)	121	(18)	(164)	(90)	(93)	(148)			(241)

Corporate and Other	(235)	(251)	(130)	(258)	(874)	(249)	(132)			(381)

Discontinued Operations	20	33	1,078	-	1,131	-	-			-

Consolidated	2,123	2,081	2,704	(39)	6,869	272	(179)			93

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	-	-	(36)	(36)	(1)	-			(1)

Lower 48	(122)	-	(151)	(610)	(883)	(16)	-			(16)

Canada	-	(109)	47	9	(53)	(18)	(106)			(124)

Europe	-	-	-	(144)	(144)	551	(34)			517

Asia Pacific and Middle East	(28)	-	30	-	2	(1)	-			(1)

Other International	-	154	-	-	154	-	(79)			(79)

Corporate and Other	-	-	89	-	89	(21)	(41)			(62)

Discontinued Operations	20	33	1,078	-	1,131	-	-			-

Consolidated	(130)	78	1,093	(781)	260	494	(260)			234

ADJUSTED EARNINGS

Alaska	598	627	473	379	2,077	146	195			341

Lower 48	446	265	183	(33)	861	(389)	(293)			(682)

Canada	356	291	260	86	993	(140)	(60)			(200)

Europe	347	259	213	129	948	86	71			157

Asia Pacific and Middle East	770	845	719	603	2,937	396	328			724

Other International	(29)	(33)	(18)	(164)	(244)	(93)	(69)			(162)

Corporate and Other	(235)	(251)	(219)	(258)	(963)	(228)	(91)			(319)

Consolidated	2,253	2,003	1,611	742	6,609	(222)	81			(141)

ADJUSTED EFFECTIVE INCOME TAX RATES FOR CONTINUING OPERATIONS

Alaska	35.6%	35.6%	34.4%	31.5%	34.6%	35.2%	36.3%			35.9%

Lower 48	37.0%	38.7%	42.7%	68.1%	36.5%	36.5%	36.4%			36.5%

Canada	23.7%	24.3%	23.5%	26.5%	24.1%	28.0%	22.9%			26.5%

Europe	66.7%	66.8%	66.4%	61.1%	66.0%	58.3%	61.7%			59.9%

Asia Pacific and Middle East	30.1%	30.1%	27.1%	24.4%	28.3%	28.6%	34.0%			31.2%

Other International	57.2%	39.3%	296.5%	-24.6%	-0.1%	41.8%	42.0%			41.9%

Corporate and Other	16.4%	16.3%	30.8%	21.5%	21.5%	21.9%	34.9%			26.1%

Consolidated	42.1%	41.5%	40.0%	39.7%	41.2%	17.8%	54.9%			-189.8%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.
2 of 8

	2014					2015
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Impairments	-	-	-	(36)	(36)	-	-			-
Restructuring	-	-	-	-	-	(1)	-			(1)
Total	-	-	-	(36)	(36)	(1)	-			(1)

Lower 48
Restructuring	-	-	-	-	-	(16)	-			(16)
Loss on capacity agreements	(83)	-	-	-	(83)	-	-			-
Impairments	-	-	(151)	(124)	(275)	-	-			-
Pending claims and settlements	(39)	-	-	-	(39)	-	-			-
Freeport LNG termination agreement	-	-	-	(545)	(545)	-	-			-
Deferred tax adjustment	-	-	-	59	59	-	-			-
Total	(122)	-	(151)	(610)	(883)	(16)	-			(16)

Canada
Gain (loss) on asset sales	-	-	-	38	38	-	29			29
Pending claims and settlements	-	-	47	-	47	-	-			-
Impairments	-	(109)	-	(29)	(138)	-	-			-
International tax law changes	-	-	-	-	-	-	(136)			(136)
Restructuring	-	-	-	-	-	(18)	1			(17)
Total	-	(109)	47	9	(53)	(18)	(106)			(124)

Europe
Restructuring	-	-	-	-	-	(4)	(1)			(5)
International tax law changes	-	-	-	-	-	555	-			555
Impairments	-	-	-	(192)	(192)	-	(33)			(33)
Pending claims and settlements	-	-	-	48	48	-	-			-
Total	-	-	-	(144)	(144)	551	(34)			517

Asia Pacific and Middle East
Qatar depreciation adjustment	(28)	-	-	-	(28)	-	-			-
Pending claims and settlements	-	-	30	-	30	-	-			-
Restructuring	-	-	-	-	-	(1)	-			(1)
Total	(28)	-	30	-	2	(1)	-			(1)

Other International
Impairments	-	-	-	-	-	-	(107)			(107)
Pending claims and settlements	-	154	-	-	154	-	-			-
Tax impact from country exit	-	-	-	-	-	-	28			28
Total	-	154	-	-	154	-	(79)			(79)

Corporate and Other
Restructuring	-	-	-	-	-	(21)	(10)			(31)
Pension settlement expenses	-	-	-	-	-	-	(38)			(38)
International tax law changes	-	-	-	-	-	-	7			7
Tax benefit on interest expense	-	-	61	-	61	-	-			-
Pending claims and settlements	-	-	28	-	28	-	-			-
Total	-	-	89	-	89	(21)	(41)			(62)

Discontinued Operations	20	33	1,078	-	1,131	-	-			-

Total Company	(130)	78	1,093	(781)	260	494	(260)			234
3 of 8

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,137	2,098	2,727	(24)	6,938	286	(164)			122
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131	2,329			4,460
Impairments	1	17	108	730	856	16	78			94
Dry hole costs and leasehold impairments	69	334	265	498	1,166	311	402			713
Accretion on discounted liabilities	117	120	120	127	484	121	122			243
Deferred taxes	230	403	391	(315)	709	(637)	35			(602)
Undistributed equity earnings	1,131	(450)	(347)	(257)	77	80	(121)			(41)
Gain on dispositions	(9)	(7)	(4)	(78)	(98)	(52)	(52)			(104)
Income from discontinued operations	(20)	(33)	(1,078)	-	(1,131)	-	-			-
Other	116	(308)	(344)	303	(233)	(133)	(321)			(454)
Net working capital changes*	587	(738)	(90)	(444)	(685)	(55)	(334)			(389)
Net cash provided by continuing operations*	6,251	3,506	3,844	2,811	16,412	2,068	1,974			4,042
Net cash provided by discontinued operations*	74	56	27	-	157	-	-			-
Net Cash Provided by Operating Activities*	6,325	3,562	3,871	2,811	16,569	2,068	1,974			4,042

Cash Flows from Investing Activities
Capital expenditures and investments	(3,895)	(4,246)	(4,588)	(4,356)	(17,085)	(3,332)	(2,407)			(5,739)
Working capital changes associated with investing activities*	27	57	310	(214)	180	(198)	(480)			(678)
Proceeds from asset dispositions	48	15	1,371	169	1,603	173	121			294
Net sales (purchases) of short-term investments	63	(71)	(101)	362	253	-	-			-
Long-term collections from related parties
and other investments	108	65	(484)	468	157	43	300			343
Net cash used in continuing operations*	(3,649)	(4,180)	(3,492)	(3,571)	(14,892)	(3,314)	(2,466)			(5,780)
Net cash used in discontinued operations*	(38)	(25)	(10)	-	(73)	-	-			-
Net Cash Used in Investing Activities*	(3,687)	(4,205)	(3,502)	(3,571)	(14,965)	(3,314)	(2,466)			(5,780)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(450)	-	(55)	1,485	980	(57)	2,493			2,436
Issuance of company common stock	(32)	78	(19)	8	35	(34)	(12)			(46)
Dividends paid	(855)	(856)	(907)	(907)	(3,525)	(910)	(909)			(1,819)
Other	(17)	(11)	8	(44)	(64)	(18)	(17)			(35)
Net cash provided by (used in) continuing operations	(1,354)	(789)	(973)	542	(2,574)	(1,019)	1,555			536
Net cash provided by (used in) discontinued operations	-	-	-	-	-	-	-			-
Net Cash Provided by (Used in) Financing Activities	(1,354)	(789)	(973)	542	(2,574)	(1,019)	1,555			536

Effect of Exchange Rate Changes	(10)	54	(130)	(128)	(214)	(133)	86			(47)

Net Change in Cash and Cash Equivalents	1,274	(1,378)	(734)	(346)	(1,184)	(2,398)	1,149			(1,249)
Cash and cash equivalents at beginning of period	6,246	7,520	6,142	5,408	6,246	5,062	2,664			5,062
Cash and Cash Equivalents at End of Period	7,520	6,142	5,408	5,062	5,062	2,664	3,813			3,813
*Working capital changes associated with investing activities have been reclassified from operating activities to investing activities for 2014 through 1Q 2015.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	415	390	369	390	1,564	402	379			781

Lower 48	1,312	1,385	1,656	1,701	6,054	1,372	882			2,254

Canada	622	515	613	590	2,340	455	272			727

Europe	596	656	660	609	2,521	500	367			867

Asia Pacific and Middle East	848	1,094	1,077	858	3,877	488	432			920

Other International	67	172	164	136	539	83	43			126

Corporate and Other	35	34	49	72	190	32	32			64
Total capital expenditures and investments	3,895	4,246	4,588	4,356	17,085	3,332	2,407			5,739
Capital expenditures and investments for Nigeria:	22	28	9	-	59	-	-			-
4 of 8

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,532	1,557	1,481	1,589	1,540	1,610	1,595			1,603
Discontinued operations (Nigeria)	36	37	14	-	21	-	-			-
Total, including equity affiliates	1,568	1,594	1,495	1,589	1,561	1,610	1,595			1,603

Crude Oil (MBD)
Consolidated operations	581	576	542	605	576	603	589			596
Equity affiliates	18	20	19	18	19	19	19			19
Total continuing operations	599	596	561	623	595	622	608			615
Discontinued operations (Nigeria)	8	9	4	-	5	-	-			-
Total	607	605	565	623	600	622	608			615
Over (under) lifting of crude oil (MBD)*	(16)	4	15	6	2	17	17			17
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	152	159	149	145	151	148	152			150
Equity affiliates	7	8	8	7	8	7	8			8
Total continuing operations	159	167	157	152	159	155	160			158
Discontinued operations (Nigeria)	3	3	1	-	1	-	-			-
Total	162	170	158	152	160	155	160			158

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12	12			12
Equity affiliates	111	114	115	128	117	144	126			135
Total	124	128	124	141	129	156	138			147

Natural Gas (MMCFD)
Consolidated operations	3,432	3,482	3,315	3,524	3,438	3,498	3,514			3,506
Equity affiliates	469	516	518	516	505	561	622			592
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059	4,136			4,098
Discontinued operations (Nigeria)	149	151	54	-	88	-	-			-
Total	4,050	4,149	3,887	4,040	4,031	4,059	4,136			4,098

Industry Prices
Crude Oil ($/BBL)
WTI	98.75	103.05	97.48	73.41	93.17	48.56	57.84			53.20
WCS	75.55	82.94	76.99	58.90	73.60	33.86	46.25			40.05
Brent dated	108.22	109.63	101.85	76.27	98.99	53.97	61.92			57.95
JCC ($/BBL)	112.78	111.40	109.59	110.37	111.04	89.63	55.45			72.54
Natural Gas ($/MMBTU)
Henry Hub first of month	4.94	4.68	4.07	4.04	4.43	2.99	2.65			2.82

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02	57.94			52.95
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14	59.93			54.45
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05	58.00			53.00
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-	-			-
Total	101.69	103.53	96.67	71.31	92.94	48.05	58.00			53.00

NGL ($/BBL)
Consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54	18.63			18.59
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80	38.24			38.51
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60	19.62			19.61
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-	-			-
Total	45.85	39.93	37.66	31.07	38.71	19.60	19.62			19.61

Bitumen ($/BBL)
Consolidated operations	61.69	68.00	64.95	46.57	60.03	24.31	39.74			32.03
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60	32.66			24.11
Total	56.47	65.82	62.49	37.76	55.13	17.22	33.30			24.79

Natural Gas ($/MCF)
Consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28	3.80			4.04
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48	4.42			5.85
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72	3.90			4.30
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-	-			-
Total	7.37	6.66	5.91	5.98	6.48	4.72	3.90			4.30

Exploration Expenses ($ Millions)
Dry holes	23	145	86	350	604	271	157			428
Leasehold impairment	46	189	179	148	562	40	245			285
Total noncash expenses	69	334	265	498	1,166	311	402			713
Other (G&A, G&G and lease rentals)	227	183	194	275	879	171	147			318
Total exploration expenses	296	517	459	773	2,045	482	549			1,031

U.S. exploration expenses*	150	242	340	370	1,102	220	153			373
International exploration expenses*	146	275	119	403	943	262	396			658
*1Q 2015 has been restated to conform to current period presentation.

DD&A ($ Millions)
Alaska	132	135	123	135	525	140	158			298
Lower 48	829	939	982	953	3,703	952	1,073			2,025
Canada	232	238	236	218	924	199	217			416
Europe	404	421	427	546	1,798	417	481			898
Asia Pacific and Middle East	268	310	300	390	1,268	399	374			773
Other International	1	-	2	4	7	-	-			-
Corporate and Other	26	27	26	25	104	24	26			50
Total DD&A	1,892	2,070	2,096	2,271	8,329	2,131	2,329			4,460
5 of 8

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	175	170	139	164	162	163	154			159
Lower 48	171	191	191	199	188	198	209			204
Canada	13	12	13	13	13	14	13			14
Norway	96	89	89	91	91	88	91			89
United Kingdom	39	37	30	33	35	32	29			30
Europe	135	126	119	124	126	120	120			119
Australia/Timor-Leste	12	9	8	10	9	9	10			10
China	58	50	46	46	50	53	46			49
Indonesia	10	7	7	5	7	9	8			8
Malaysia	6	10	11	23	13	37	29			33
Equity affiliates	14	16	15	14	15	15	15			15
AP/ME	100	92	87	98	94	123	108			115
Libya	1	1	8	21	8	-	-			-
Equity affiliates	4	4	4	4	4	4	4			4
Other International	5	5	12	25	12	4	4			4
Total continuing operations	599	596	561	623	595	622	608			615
Discontinued operations (Nigeria)	8	9	4	-	5	-	-			-
Total	607	605	565	623	600	622	608			615

NGL (MBD)
Alaska	16	16	8	14	13	14	13			13
Lower 48	91	100	104	90	97	93	97			95
Canada	25	25	21	22	23	25	26			26
Norway	2	2	3	3	3	3	2			3
United Kingdom	5	5	5	6	5	4	4			4
Europe	7	7	8	9	8	7	6			7
Australia/Timor-Leste	8	6	5	6	6	6	7			6
Indonesia	5	5	3	4	4	3	3			3
Equity affiliates	7	8	8	7	8	7	8			8
AP/ME	20	19	16	17	18	16	18			17
Total continuing operations	159	167	157	152	159	155	160			158
Discontinued operations (Nigeria)	3	3	1	-	1	-	-			-
Total	162	170	158	152	160	155	160			158

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12	12			12
Equity affiliates	111	114	115	128	117	144	126			135
Total	124	128	124	141	129	156	138			147

Natural Gas (MMCFD)
Alaska	55	45	48	49	49	52	41			46
Lower 48	1,468	1,495	1,485	1,514	1,491	1,505	1,501			1,503
Canada	707	713	707	719	711	736	768			752
Norway	157	135	106	156	138	163	143			153
United Kingdom	315	345	298	334	323	331	339			335
Europe	472	480	404	490	461	494	482			488
Australia/Timor-Leste	263	277	200	279	255	276	294			285
China	3	3	4	4	4	3	3			3
Indonesia	457	463	464	461	461	430	417			423
Malaysia	3	5	2	3	3	2	7			5
Equity affiliates	469	516	518	516	505	561	622			592
AP/ME	1,195	1,264	1,188	1,263	1,228	1,272	1,343			1,308
Libya	4	1	1	5	3	-	1			1
Other International	4	1	1	5	3	-	1			1
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059	4,136			4,098
Discontinued operations (Nigeria)	149	151	54	-	88	-	-			-
Total	4,050	4,149	3,887	4,040	4,031	4,059	4,136			4,098

Total (MBOED)
Alaska	200	193	155	186	183	186	174			180
Lower 48	507	540	543	541	533	542	556			549
Consolidated operations	169	170	161	168	167	174	180			177
Equity affiliates	111	114	115	128	117	144	126			135
Canada	280	284	276	296	284	318	306			312
Norway	124	114	110	120	117	118	117			118
United Kingdom	96	99	84	95	94	91	89			90
Europe	220	213	194	215	211	209	206			208
Australia/Timor-Leste	64	61	46	62	57	61	66			64
China	59	51	47	46	51	54	46			50
Indonesia	91	89	87	86	88	84	80			82
Malaysia	6	11	11	24	14	37	30			33
Equity affiliates	99	110	110	107	107	115	127			121
AP/ME	319	322	301	325	317	351	349			350
Libya	2	1	8	22	8	-	-			-
Equity affiliates	4	4	4	4	4	4	4			4
Other International	6	5	12	26	12	4	4			4
Total continuing operations	1,532	1,557	1,481	1,589	1,540	1,610	1,595			1,603
Discontinued operations (Nigeria)	36	37	14	-	21	-	-			-
Total	1,568	1,594	1,495	1,589	1,561	1,610	1,595			1,603
6 of 8

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	106.39	108.93	102.36	74.07	97.68	50.74	61.51			55.99
Lower 48	91.52	93.73	87.91	65.34	84.18	40.77	52.01			46.58
Canada	80.32	86.33	82.48	62.89	77.87	37.12	46.58			41.72
Norway	109.69	111.97	103.53	73.91	98.37	55.72	62.39			59.72
United Kingdom	107.37	110.01	102.22	85.38	103.07	52.24	62.15			55.18
Europe	109.05	111.38	103.17	75.76	99.56	54.30	62.35			58.44
Australia/Timor-Leste	106.36	105.31	101.26	75.57	98.70	50.58	60.38			54.75
China	105.62	106.18	97.73	71.34	95.94	48.99	57.26			52.86
Indonesia	92.82	94.82	84.28	53.74	84.28	43.64	61.28			52.08
Malaysia	115.35	114.51	109.62	76.87	96.94	56.33	65.51			60.42
AP/ME	104.92	105.65	99.07	71.94	95.32	51.20	60.55			55.47
Libya	-	107.33	95.22	83.52	86.71	-	-			-
Other International	-	107.33	95.22	83.52	86.71	-	-			-
Total consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02	57.94			52.95
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14	59.93			54.45
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05	58.00			53.00
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-	-			-
Total	101.69	103.53	96.67	71.31	92.94	48.05	58.00			53.00

NGL ($/BBL)
Consolidated operations
Lower 48	36.06	31.28	30.67	24.93	30.74	15.55	15.29			15.41
Canada	56.13	46.56	45.29	35.72	46.23	18.28	19.23			18.77
Norway	52.95	52.18	45.14	37.40	47.74	30.43	28.66			29.10
United Kingdom	64.99	59.48	58.21	40.05	54.74	29.69	30.90			30.22
Europe	60.48	57.32	54.47	39.42	52.65	29.90	29.54			29.69
Australia/Timor-Leste	78.51	72.80	71.18	51.27	69.56	41.63	40.95			41.28
Indonesia	82.11	69.07	67.57	56.31	69.06	39.31	38.95			39.13
AP/ME	80.07	71.52	69.69	53.66	69.36	40.90	40.35			40.62
Total consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54	18.63			18.59
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80	38.24			38.51
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60	19.62			19.61
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-	-			-
Total	45.85	39.93	37.66	31.07	38.71	19.60	19.62			19.61

Bitumen ($/BBL)
Consolidated operations	61.69	68.00	64.95	46.57	60.03	24.31	39.74			32.03
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60	32.66			24.11
Total	56.47	65.82	62.49	37.76	55.13	17.22	33.30			24.79

Natural Gas ($/MCF)
Consolidated operations
Alaska	5.22	6.03	5.47	5.01	5.42	4.29	4.50			4.38
Lower 48	5.08	4.43	3.96	3.73	4.29	2.60	2.38			2.49
Canada	5.81	4.13	3.50	3.12	4.13	2.21	1.88			2.04
Norway	11.16	9.19	7.81	8.66	9.35	7.67	6.84			7.27
United Kingdom	10.83	8.92	7.88	9.42	9.27	8.65	7.40			8.02
Europe	10.94	8.99	7.86	9.22	9.29	8.33	7.23			7.78
Australia/Timor-Leste*	1.09	1.11	1.08	1.09	1.09	1.05	0.85			0.95
China	1.66	2.49	2.52	2.54	2.33	2.49	2.51			2.50
Indonesia	10.24	10.21	10.18	8.16	9.69	6.50	7.55			7.02
Malaysia	0.26	0.26	0.26	0.26	0.26	1.21	1.49			1.42
AP/ME	10.32	10.32	9.39	9.17	9.80	7.23	6.48			6.85
Libya	6.65	-	-	0.09	3.40	-	-			-
Other International	6.65	-	-	0.09	3.40	-	-			-
Total consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28	3.80			4.04
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48	4.42			5.85
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72	3.90			4.30
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-	-			-
Total	7.37	6.66	5.91	5.98	6.48	4.72	3.90			4.30
*Excludes transfers to Darwin LNG plant.
7 of 8

		2014					2015
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)		(235)	(251)	(130)	(258)	(874)	(249)	(132)			(381)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*		(163)	(158)	(36)	(145)	(502)	(155)	(161)			(316)
Corporate G&A expenses		(31)	(51)	(51)	(61)	(194)	(21)	(71)			(92)
Technology**		(28)	(20)	(26)	(19)	(93)	(16)	88			72
Other		(13)	(22)	(17)	(33)	(85)	(57)	12			(45)
Total		(235)	(251)	(130)	(258)	(874)	(249)	(132)			(381)
*Third-quarter 2014 includes a $61 million tax benefit on interest expense from 2013, as shown on page 3, as well as a $32 million tax benefit related to 2014.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense		(291)	(276)	(280)	(289)	(1,136)	(296)	(307)			(603)
Capitalized interest		120	121	131	116	488	94	97			191
Interest revenue		9	10	10	11	40	12	13			25
Total		(162)	(145)	(139)	(162)	(608)	(190)	(197)			(387)

Debt
Total debt ($ Millions)		21,206	21,234	21,187	22,565	22,565	22,511	24,925			24,925
Debt-to-capital ratio (%)		28%	28%	28%	30%	30%	31%	34%			34%

Equity ($ Millions)		53,621	55,686	55,661	52,273	52,273	49,008	48,969			48,969

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

8 of 8